UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

         [_]  Preliminary Proxy Statement

         [_]  Confidential, For Use of the Commission
              Only (as permitted by Rule 14a-6(e) (2))

         [X]  Definitive Proxy Statement

         [_]  Definitive Additional materials

         [_]  Soliciting Material Pursuant to ss.240.14a-12

                               REGAN HOLDING CORP.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
         [X]  No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         [_] Fee paid previously with preliminary materials:

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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

                               REGAN HOLDING CORP.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be Held June 13, 2005

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Regan Holding Corp., a California corporation (the "Company"), will be held at 2090 Marina Avenue, Petaluma, California 94954 on Monday, June 13, 2005 at 8:00 a.m., or at any adjournment thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will be asked to consider and act upon the following matters:

         1. To elect five (5) directors to hold office until the Annual Meeting of Shareholders in 2006 and until their respective successors are elected and qualify.

         2. To consider and act upon such other business that properly comes before the meeting or any adjournment or adjournments of the meeting.

         Only shareholders of record at the close of business on April 26, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournments.

         It is very important that your shares are represented and voted at the meeting. Your shares may be voted by returning the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we can provide adequate seating for attendees.

         The continuing interest of our shareholders in the business of the Company is appreciated and we hope many of you will be able to attend the Annual Meeting.

                                        By Order of the Board of Directors


                                        /s/ R. Preston Pitts
                                        ----------------------------------------
                                        R. Preston Pitts
                                        Secretary


Dated:   May 13, 2005
Petaluma, California

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It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. Whether or not you plan to attend the Annual Meeting, please complete and return your proxy in the enclosed envelope as soon as possible.
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                                       2

                               REGAN HOLDING CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            To be held June 13, 2005

         The Annual Meeting of Shareholders of Regan Holding Corp., a California corporation (the "Company") will be held at 2090 Marina Avenue, Petaluma, California 94954 on Monday, June 13, 2005 at 8:00 a.m., or at any adjournment thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is furnished in connection with the solicitation by the Company of proxies to be used at the Annual Meeting or at any and all adjournments (that take place within eleven months from the issuance of such proxy) of such meeting. The enclosed proxy card is solicited by the Board of Directors of the Company. By executing and returning the enclosed proxy card or by following the enclosed voting instructions, you authorize the persons named in the proxy card to represent you and vote your shares on the matters described in the Notice of Annual Meeting of Shareholders. The mailing address of the Company's principal executive offices is 2090 Marina Avenue, Petaluma, California 94954.

         Commencing approximately May 13, 2005, the Company is mailing its Annual Report on Form 10-K for the year ended December 31, 2004 together with this Proxy Statement and the enclosed proxy card to the shareholders. If you attend the Annual Meeting, you may vote in person. If you are not present, your shares can be voted only if you have completed a properly executed proxy card. If you have completed a properly executed proxy card, your shares will be voted as you specify. If no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. You may revoke the authorization given in your proxy card at any time before the shares are voted at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy card dated at a later date to the Secretary of the Company at the Company's principal executive offices prior to the date of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Voting Rights

         The record date for determination of the shareholders entitled to vote at the Annual Meeting is the close of business on April 26, 2005. As of the record date, the Company had outstanding 23,783,694 shares of Common Stock-Series A, no par value (the "Series A Stock"), and 553,430 shares of Common Stock-Series B, no par value (the "Series B Stock"). As of the date of this Proxy Statement, the Company is not in arrears in dividends. The shares of Series A Stock and Series B Stock are collectively referred to herein as "Common Stock" and the holders of shares of Common Stock vote together as a single class.

         The shares of Common Stock are the only outstanding voting securities of the Company. A holder of Common Stock is entitled to cast one vote for each share held of record by such holder on the record date on all matters to be considered at the Annual Meeting. As explained under Item 1 of this Proxy Statement, cumulative voting will be permitted with respect to the election of directors.

         The person appointed by us to act as election inspector for the meeting will count votes cast by proxy or in person at the Annual Meeting. The holders of a majority of the votes entitled to be cast, present either in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. Shares for which a holder has elected to abstain on a matter and broker non-vote shares will count for purposes of determining the presence of a quorum. For actions requiring approval based on a percentage of votes cast, abstentions and broker non-votes will not affect the outcome of the vote. For actions requiring approval based on the number of shares outstanding, abstentions and broker non-votes will have the same effect as negative votes.

         The proxy solicitor,  the election  inspector and the tabulators of all
proxies,   ballots  and  voting  tabulations  that  identify   shareholders  are
independent and are not employees of the Company.

                                     ITEM 1

                              ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors to be elected at five (5) and has nominated the persons identified below to serve as directors until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify. Each of the nominees listed below is currently a director of the Company.

Name and Age                   Principal Occupation                                      Director Since
------------                   --------------------                                      --------------
Lynda L. Regan                 Ms. Regan has served as Chairman of the Board and              1990
56 years old                   Chief  Executive  Officer  of the  Company  since
                               1992. She was Senior Vice President and Treasurer
                               of the Company from 1990 to 1992.

R.  Preston  Pitts             Mr.  Pitts served as Chief  Financial  Officer of              1995
53 years old                   the Company from 1994 to 1997,  as President  and
                               Secretary  of  the  Company  since  1997,  and as
                               President,  Secretary and Chief Operating Officer
                               of the Company  since 1998. As of April 19, 2004,
                               he became interim Chief Financial  Officer of the
                               Company.  Prior to joining the Company,  he owned
                               Pitts  Company,   a  CPA  firm   specializing  in
                               services  for  insurance  companies,  served as a
                               financial   officer   for  United   Family   Life
                               Insurance Company and American Security Insurance
                               Group,  both Fortis-owned  companies,  and was an
                               Audit Manager for Ernst & Young.

Ute Scott-Smith                Ms.   Scott-Smith   has  run  her  own  financial              1997
45 years old                   services  business  since January 2003.  She also
                               served as Senior  Vice-President  of the  Company
                               from 1990 to April of 1997.

Dr. Donald Ratajczak           Dr. Ratajczak is a consulting economist. Prior to              2000
62 years old                   April 1, 2003, he was the Chief Executive Officer
                               and Chairman of the Board of Brainworks Ventures,
                               Inc. prior to its merger with  Assurance  America
                               Corp.  Since then, he has served as a director of
                               the  combined  entity.  He has also  served  as a
                               member of the board of  directors  of Crown Craft
                               since July 2001.  From 1973 until his  retirement
                               in June 2002,  Dr.  Ratajczak was Director of the
                               Economic   Forecasting  Center  in  the  J.  Mack
                               Robinson  College of  Business  of Georgia  State
                               University. Prior to founding the Center in 1973,
                               Dr.  Ratajczak  was  Director of Research for the
                               UCLA Business  Forecasting Project. Dr. Ratajczak
                               also serves as a director of Ruby Tuesday,  Inc.,
                               TBC Corporation and Citizens Trust Bank, and as a
                               Trustee of CIM High Yield Fund.

                                       4

J. Daniel Speight, Jr.         Mr. Speight is the Vice Chairman, Chief Financial              2000
48 years old                   Officer   and  a  director   of  Flag   Financial
                               Corporation,  a bank holding company, and of Flag
                               Bank,   a  wholly   owned   subsidiary   of  Flag
                               Financial.  Mr. Speight served as Chief Executive
                               Officer   and  a  director   of  Middle   Georgia
                               Bankshares,  Inc. from 1989 until its merger with
                               Flag Financial  Corporation in March 1998 and has
                               served in various  positions as President,  Chief
                               Executive Officer and a director of Citizens Bank
                               and  the  resultant  Flag  Financial  Corporation
                               since  1984.  Mr.  Speight  previously  served as
                               Chairman of The Bankers  Bank and is  currently a
                               member of the State  Bar of  Georgia.  He is past
                               Chairman  of  the  Georgia  Bankers   Association
                               Community  Banking  Committee,  past President of
                               the Community Bankers Association of Georgia, and
                               past   director   of  the   Independent   Bankers
                               Association of America.

The Board of Directors recommends that shareholders vote "FOR" all the nominees.

         Although it is not contemplated that any of the nominees will decline or be unable to serve, the proxies will be voted by the proxy holders at their discretion for another person if such a contingency should arise. Unless otherwise directed in the accompanying proxy, or as specified above, the proxies will be voted "FOR" the election of the nominees named above. Each nominee has indicated approval of his or her nomination and his or her willingness to serve if elected.

         The Company's Bylaws provide that each shareholder is entitled to cumulate such shareholder's votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among as many nominees as the shareholder considers appropriate. This cumulative voting right may not be exercised unless the nominee's name has been placed in nomination prior to the voting and one or more shareholders has given notice at the Annual Meeting prior to the voting of the shareholder's intent to cumulate such shareholder's vote. The proxy holders may exercise this cumulative voting right at their discretion. The candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected.

         The nomination of each of the foregoing nominees was based, in part, upon the fact that such nominees intend to vote their respective shares of the Company to elect themselves as directors.

         Under an insurance brokerage agreement among the Company, Lynda L. Regan and Moody Insurance Group ("MIG"), Ms. Regan has agreed that, so long as the brokerage agreement remains in effect, she will vote her shares in favor of the election of Robert Moody, Jr., MIG's president and sole shareholder, as a director of the Company should he wish to be elected. However, at the present time, MIG engages in business activities that compete with the Company. Therefore, in order to avoid any issue as to the propriety of Mr. Moody's serving on the Company's Board, Mr. Moody has agreed to relinquish his right to serve on the Board for a period of one year in return for nominal consideration from the Company. The termination of the brokerage agreement with MIG would not have a material effect on the financial condition of the Company.

Board Committees and Meetings

         During the fiscal year that ended on December 31, 2004, the Board of Directors held four meetings. During this period, all of the incumbent directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

         The Company has two standing Committees: the Audit Committee and Compensation Committee. The Audit Committee consists of Ute Scott-Smith, Dr. Donald Ratajczak, and J. Daniel Speight, Jr. Each member of the Audit Committee is "independent" as that term is defined in the New York Stock Exchange listing standards. Dr. Ratajczak and Mr. Speight qualify as "audit committee financial experts" under the U.S. Securities and Exchange Commission rules. During fiscal year 2004, the Audit Committee held six meetings. The Compensation Committee was formed in December 2004 and consists of Ute Scott-Smith, Dr. Donald Ratajczak, and J. Daniel Speight, Jr.

         The Company currently has no nominating committee. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate. The Amended and Restated Bylaws of the Company provide management, including directors Lynda Regan and Preston Pitts, the right to nominate directors for election at the Annual Meeting of Shareholders.

         The Board of Directors has not established a formal process for shareholders to send communications to the Board, nor does it have a policy with regard to the consideration of any director candidates recommended by shareholders. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate.

Attendance at Annual Meetings

         All directors are expected to attend the Annual Meeting and be available, when requested by the chair, to answer any questions shareholders may have. All members of the Board of Directors attended last year's annual meeting.

Executive Officers

         In addition to the directors who serve as executive officers of the Company and who are identified above, the following individuals also serve as executive officers of the Company:

         John W. Abbott, 47 years old, was appointed Vice President and Chief Information Officer of the Company in March 2003. From 1999-March 2003, Mr. Abbott ran his own consulting firm, WOW Solutions. He was also Vice President of Technology Architecture and Planning at SunAmerica Insurance Company from 1997-1999. Prior to 1997, he served as Vice President at Transamerica Life and Annuity Company.

         Niranjan Vaswani ("Niju"), 42 years old, was appointed Chief Marketing Officer of the Company in January 2005. Prior to his appointment as Chief Marketing Officer, Mr. Vaswani served as Vice President of Distribution of Legacy Marketing Group ("LMG"), a subsidiary of the Company, from October 2000 to December 2004, and as Director of Marketing/Life of LMG from January 1998 to September 2000. Prior to 1998, Mr. Vaswani served as Business Development Manager at Manulife Financial Corporation.

Finance Code of Professional Conduct

         Regan Holding Corp. and its subsidiaries (RHC) have adopted a Finance Code of Professional Conduct incorporating the provisions required by the SEC. The Code applies to RHC's Chief Executive Officer (CEO), President, Chief Financial Officer (CFO), Chief Information Officer (CIO), Chief Operations Officer (COO), Chief Marketing Officer (CMO), Chief Actuary, Vice President LFS Marketing, directors and the employees of the finance department. The Code is attached as Exhibit 14 to this proxy statement.

Family Relationships

         Lynda L. Regan, Chairman of the Board and Chief Executive Officer of the Company, is married to R. Preston Pitts, President, Chief Operating Officer and director of the Company.

Security Ownership of Certain Beneficial Owners and Management

         The following table shows the amount of Series A Stock of the Company beneficially owned by the Company's directors, the executive officers of the Company named in the Summary Compensation Table below and the directors and officers of the Company as a group. The information set forth below is as of April 26, 2005. No director or officer owns any Series B Stock.

Name                                Position                                      Total               Percent
----                                --------                                      -----               -------
Lynda L. Regan..................    Director, Chairman of the Board &           11,734,788  (1)        49.4%
                                    Chief Executive Officer
R. Preston Pitts................    Director, President, Chief                   1,576,652  (2)         6.6%
                                    Operating Officer, and interim
                                    Chief Financial Officer
Ute Scott-Smith.................    Director                                       409,739  (3)         1.7%

J. Daniel Speight, Jr...........    Director                                        45,000  (4)            *

Donald Ratajczak................    Director                                        45,000  (4)            *

John W. Abbott..................    Chief Information Officer                       55,000  (5)            *

Ted E. Johnson, Jr. (7).........    Chief Operations Officer                        25,000  (6)            *

All executive officers and
   directors as a group.........                                                14,159,179              59.6%

---------
(1) Includes 413,700 shares issuable pursuant to stock options that are exercisable within 60 days.

(2) Includes 780,000 shares issuable pursuant to stock options that are exercisable within 60 days.

(3) Includes 60,000 shares issuable pursuant to stock options that are exercisable within 60 days.

(4) Includes 45,000 shares issuable pursuant to stock options that are exercisable within 60 days.

(5) Includes 55,000 shares issuable pursuant to stock options that are exercisable within 60 days.

(6) Includes 25,000 shares issuable pursuant to stock options that are exercisable within 60 days.

(7)  Mr. Johnson's employment was terminated April 26, 2005.

     *Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).

Section 16(a) Beneficial Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The rules of the Securities and Exchange Commission require reporting persons to supply the Company with copies of these reports.

         Based solely on its review of the copies of such reports received from reporting persons, the Company believes that with respect to the fiscal year ended December 31, 2004, all reporting persons timely filed the required reports, except that Lynda Regan filed one Form 4 late on January 14, 2005 that covered seven transactions and Preston Pitts filed one Form 4 late on January 14, 2005 that covered three transactions.

Certain Shareholders

         The Company knows of no person who is the beneficial owner of more than five percent of any class of the Company's outstanding Common Stock other than Lynda L. Regan, Chairman of the Board and Chief Executive Officer of the
Company, and R. Preston Pitts, President and Chief Operating Officer, whose ownership is listed above. The address for Lynda L. Regan and R. Preston Pitts is 2090 Marina Avenue, Petaluma, California 94954.

Audit Committee

         The Company has a standing Audit Committee and has adopted a written charter for the Audit Committee. The Audit Committee oversees the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. The Company's independent auditors are responsible for performing an audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The following functions are the key responsibilities of the Audit Committee:

     o Selecting, evaluating and, where appropriate, replacing the independent auditors;
     o   Reviewing the terms of engagement of the independent auditors;
     o Reviewing the Company's procedures with respect to appropriateness of significant financial policies and accounting systems and the effectiveness of the Company's internal controls;
     o Reviewing information from the independent auditors pertaining to the independent auditors' independence;
     o Reviewing the audited financial statements in the Annual Report filed on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments, if any, and the clarity of disclosures in the financial statements;
     o Reviewing with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles; and
     o Reviewing and assessing the adequacy of the Audit Committee's Charter annually and recommending revisions to the Board.

Compensation Committee

         The  Compensation  Committee,  which was formed in  December  2004,  is
responsible   for,   among  other  things,   (i)  reviewing  and  approving  the
compensation and benefits for the Company's officers, (ii) administering the Company's stock purchase and stock option plans, and (iii) making recommendations to the Board of Directors regarding such matters.

Directors' Compensation

         The compensation for directors of the Company who are not officers or employees of the Company currently consists of a $10,000 annual fee plus a $1,500 attendance fee for each Board or committee meeting attended. Also, outside directors of the Company are eligible to receive stock options. Currently, Donald Ratajczak, Ute Scott-Smith and J. Daniel Speight, Jr. are the only outside directors of the Company. The other directors are otherwise employed by the Company and are not compensated for serving as directors or attending Board or committee meetings.

Executive Compensation

         The following Summary Compensation Table sets forth the compensation of
(i) the Company's Chief Executive Officer, (ii) the three most highly compensated executive officers other than the Chief Executive Officer, who, with the Chief Executive Officer, were the only executive officers of the Company as of December 31, 2004, and (iii) the former Chief Financial Officer, G. Steven Taylor, whose employment was terminated prior to the end of 2004, who but for such termination would have been one of the four most highly compensated executive officers of the Company (together, the "named executive officers") for services in all capacities to the Company and its subsidiaries during 2004, 2003 and 2002:

                                             Summary Compensation Table

                                                                                                Long-Term
                                                                                              Compensation
                                                                                                 Awards
                                                            Annual                           ----------------
                                                         Compensation            Other         Securities
                                                    -----------------------     Annual         Underlying
Name and Position                            Year     Salary    Bonus (1)    Compensation        Options
-----------------                            ----     ------    ---------    ------------        -------
Lynda L. Regan, ..........................   2004    $581,824    $   --       $  6,500(2)          --
   Chief Executive Officer
                                             2003    $600,000    $150,000     $  6,000(2)          --
                                                                              $  6,827(4)
                                                                              $ 14,126(3)
                                             2002    $613,872    $180,000     $  5,500(2)          --
                                                                              $ 18,316(4)
                                                                              $ 11,427(3)

R. Preston Pitts, ........................   2004    $436,370    $   --       $  3,900(2)          --
   President and Chief Operating Officer                                      $  7,019(4)
                                             2003    $450,000    $112,500     $  3,600(2)          --
                                                                              $  6,638(4)
                                             2002    $460,414    $157,503     $  3,428(2)        75,000
                                                                              $ 15,110(4)

G. Steven Taylor, ........................   2004    $ 79,262    $   --       $ 88,846(6)          --
   Former Chief Financial Officer (5)                                         $  2,600(2)
                                             2003    $210,000    $ 31,500     $  2,400(2)        50,000
                                                                              $  4,845(4)
                                             2002    $210,000    $ 78,808     $  2,975(2)        50,000
                                                                              $  6,581(4)

John W. Abbott, ..........................   2004    $186,635    $ 40,000     $   --             50,000
   Chief Information Officer
                                             2003    $140,539    $ 20,000     $   --             75,000

Ted  E. Johnson, Jr., ....................   2004    $145,457    $ 23,000     $  4,230(2)        50,000
   Chief Operations Officer (7)

---------
(1)  Includes bonuses in the year in which they were earned.
(2) The Company matches contributions made to its 401(k) Plan at a rate of 50% of employee contribution, up to 6% of total annual compensation, or a total deferral of $12,000.
(3) The Company paid interest on debt related to a split dollar life insurance policy under which Ms. Regan was the beneficiary. This policy was cancelled on December 31, 2003.
(4) The Company matches contributions made by certain employees to the Company's non-qualified deferred compensation plan at a rate of 50% of employee contribution, up to 6% of total annual compensation deferred less amounts matched under the Company's 401(k) Plan.
(5)  Mr. Taylor's employment was terminated April 16, 2004
(6)  Amount represents cash paid to Mr. Taylor for  severance.
(7)  Mr. Johnson's  employment was terminated April 26, 2005.

                                     Stock Option Grants in Last Fiscal Year

                                  Number of       % of Total
                                  Securities    Stock Options
                                 UnderlyingStock  Granted to      Exercise or                    Grant Date
                                   Options       Employees in     Base Price     Expiration    Present Value
Name                               Granted       Fiscal Year        ($/Sh)          Date          (1) ($)
----                               -------       -----------        ------          ----          -------
John W. Abbott................      50,000           19%             $1.69        5/1/2014         15,415
Ted E. Johnson, Jr............      50,000           19%             $1.69        5/1/2014         15,415

---------
(1) The present value on the grant date was estimated using the minimum value method with the following assumptions: a risk free interest rate of 4.11%, an expected life of 5 years, and no dividend yield.

              Aggregated Stock Option Exercises in Last Fiscal Year

                     And Fiscal Year-end Stock Option Values

         The following table sets forth certain information concerning the exercise of options by each of the named executive officers during fiscal 2004 and the number and value of unexercised options held by each of the named executive officers as of December 31, 2004.

                             Shares                   Number of Securities          Value of Unexercised
                            Acquired                Underlying Stock Options     in-the-money Stock Options
                               on        Value         at Fiscal Year End          at Fiscal Year End ($)
Name                        Exercise   Realized($)  Exercisable/Unexercisable     Exercisable/Unexercisable
----                        --------   -----------  -------------------------     -------------------------
Lynda L. Regan..........     86,300      $25,890          330,960/  82,740             $  6,619/$1,655
R. Preston Pitts........     60,000      $75,000           685,000/125,000             $159,600/$1,600
John W. Abbott..........       --          --               15,000/110,000             $  --   /$  --
Ted E. Johnson, Jr......       --          --               15,000/110,000             $  --   /$  --

Stock Options and Stock Awards

         The Company currently sponsors two stock-based compensation plans. Under both plans, the exercise price of each option equals the estimated fair value of the underlying common stock on the date of grant, as estimated by management, except for incentive stock options granted to shareholders who own 10% or more of the Company's outstanding stock, where the exercise price equals 110% of the estimated fair value. Both plans are administered by committees, which are appointed by the Company's Board of Directors.

         Producer Option Plan -- Under the Regan Holding Corp. Producer Stock Option and Award plan (the "Producer Option Plan"), the Company may grant to Legacy Marketing producers and Legacy Financial registered representatives shares of the Company's common stock and non-qualified stock options (the "Producer Options") to purchase the Company's common stock. A total of 12.5 million shares have been reserved for grant under the Producer Option Plan. Total stock options granted to Producers for 2004, 2003, and 2002 were 15,000, 15,000, and 10,000. Total expenses recorded for Producer stock option grants were $12,000, $10,000, and $4,000 during 2004, 2003 and 2002. The Producer stock options granted for each of the three years ended December 31, 2004 vested immediately upon the grant date and expire six years from the date of grant. The fair value of the Producer options were estimated using the Black-Scholes option-pricing model with the following assumptions:

                                        2004            2002            2001
                                        ----            ----            ----
Risk-free interest rates.............    3.71%           3.19%            4.78%
Volatility...........................      27%             27%              27%
Dividend yield.......................     None            None             None
Expected life........................  6 years         6 years          6 years

         There were no shares of Series A common stock awarded during 2004, 2003 and 2002.

         Employee Option Plan -- Under the Regan Holding Corp. 1998 Stock Option Plan (the "Employee Option Plan"), the Company may grant to employees and directors incentive stock options and non-qualified options to purchase the Company's common stock (collectively referred to herein as "Employee Options"). A total of 8.5 million shares have been reserved for grant under the Employee Option Plan. The Employee Options generally vest over four or five years and expire in ten years, except for incentive stock options granted to shareholders who own 10% or more of the outstanding shares of the Company's stock, which expire in five years. The Company uses the intrinsic value method of accounting for stock-based awards granted to employees and, accordingly, does not recognize compensation expense for its stock-based awards to employees.

Stock option activity under both plans was as follows:

                                                                                        Total Weighted
                                                                        Shares       Average Exercise Price
                                                                        ------       ----------------------
Outstanding at December 31, 2001...............................       15,564,000             $ 1.35
Granted........................................................        1,153,000             $ 1.68
Exercised......................................................             --               $   --
Forfeited......................................................         (768,000)            $ 1.22

Outstanding at December 31, 2002...............................       15,949,000             $ 1.38
Granted........................................................          788,000             $ 1.69
Exercised......................................................         (155,000)            $ 1.27
Forfeited......................................................         (797,000)            $ 1.38

Outstanding at December 31, 2003...............................       15,785,000             $ 1.39
Granted........................................................          327,000             $ 1.69
Exercised......................................................         (841,000)            $ 1.12
Forfeited......................................................       (6,482,000)            $ 1.29

Outstanding at December 31, 2004...............................        8,789,000             $ 1.50

Exercisable at December 31, 2002...............................       12,407,000             $ 1.32
Exercisable at December 31, 2003...............................       13,106,000             $ 1.35
Exercisable at December 31, 2004...............................        7,365,000             $ 1.48

         The  following  table  summarizes   information   about  stock  options
outstanding at December 31, 2004 under both plans:

                                          Options Outstanding                       Options Exercisable
                              ---------------------------------------------      ---------------------------
                                                  Weighted       Weighted                         Weighted
                                                  Average        Average                          Average
                                                 Remaining       Exercise                         Exercise
  Range of exercise prices        Shares      Contractual Life    Price              Shares        Price
  ------------------------        ------      ----------------    -----              ------        -----
      $ 0.73-$1.03               524,000             2.7          $ 0.74              524,000      $ 0.74
           $1.27                 671,000             0.5          $ 1.27              671,000      $ 1.27
      $ 1.39-$1.53             3,754,000             2.6          $ 1.53            3,541,000      $ 1.53
           $1.61               1,913,000             2.7          $ 1.61            1,838,000      $ 1.61
      $ 1.65-$1.68             1,232,000             5.9          $ 1.67              658,000      $ 1.66
      $ 1.69-$1.70               695,000             8.6          $ 1.69              133,000      $ 1.69


Certain Relationships and Related Transactions

         During 2003, the Company amended its  Shareholder  Agreement with Lynda
L. Regan, Chief Executive Officer of the Company and Chairman of the Company's Board of Directors. Under the terms of the amended agreement, upon the death of Ms. Regan, the Company would have the option (but not the obligation) to purchase from Ms. Regan's estate all shares of common stock that were owned by

Ms. Regan at the time of her death, or were transferred by her to one or more trusts prior to her death. In addition, upon the death of Ms. Regan, her heirs would have the option (but not the obligation) to sell their inherited shares to the Company. The purchase price to be paid by the Company shall be equal to 125% of the fair market value of the shares. As of December 31, 2004, the Company believes that 125% of the fair market value of the shares owned by Ms. Regan was equal to $26.0 million. The Company has purchased four life insurance policies with a combined face amount of $33 million for the purpose of funding this potential obligation upon Ms. Regan's death.

Report on Executive Compensation

Executive Compensation

         Through 2004, The Board of Directors developed and administered the Company's executive compensation policies and programs. In December 2004, a Compensation Committee was formed, which will develop and administer the Company's executive compensation policies and programs in 2005. Lynda L. Regan is the Company's Chairman of the Board of Directors and Chief Executive Officer and R. Preston Pitts is the Company's President and Chief Operating Officer. In 2004, Ms. Regan did not vote on matters relating to her own compensation or that of Mr. Pitts. Additionally, Mr. Pitts did not vote on matters relating to his own compensation or that of Ms. Regan. The Company's executive compensation policies and programs are generally intended to: (i) relate the compensation of the Company's executives to the success of the Company and to the creation of shareholder value; and (ii) attract, motivate and retain highly qualified executives. In establishing a level of compensation in 2004, the Board considered a number of factors, including: (i) the financial condition and performance of the Company; (ii) the compensation levels of executives in comparable positions with companies in industries in which the Company competes for executives, primarily the financial services and insurance industries; and
(iii) the abilities of the executives and their contributions to the Company's strategic goals and performance.

         In 2004, the Board of Directors reviewed the Company's executive compensation policies and programs to ensure that executive compensation was linked to the creation of shareholder value and to assess the competitiveness of the compensation programs. Compensation for executives during 2004 consisted of base pay and incentive bonuses. Base pay for executives is determined based on the factors set forth above.

         In 2004, the Board of Directors approved the Executive Officer Personal Performance Bonus policy (the "Performance Bonus") for the year ended December 31, 2004. This bonus policy was created for the following executive officer positions: Chief Executive Officer, President/Chief Operating Officer, Chief Financial Officer, Chief Information Officer and Chief Operations Officer (collectively, the "Executive Officers").

         The Performance Bonus was calculated as follows: Each Executive Officer was entitled to an annual Personal Performance bonus based on a percentage of annual salary (the "Bonus Percentage"). The maximum Bonus Percentage was established by the Chief Executive Officer, President and the Board of Directors in the first quarter of 2004 (the "Bonus Year"). Payment of the maximum Bonus Percentage was contingent upon achievement of personal performance goals during the Bonus Year. Each respective Executive Officer and his or her superior officer agreed upon personal performance goals in the first quarter of the Bonus Year. Performance goals varied among executive officers, but were primarily based upon achievement of individual business objectives and progress in key Company initiatives. Calculation of the personal performance bonuses to be paid was based on the percentage of personal performance goals achieved.

Chief Executive Officer Compensation

         The annual base salary for the Chief Executive Officer ("CEO") is reviewed and approved annually by the Board of Directors. Ms. Regan is the

Company's Chairman of the Board of Directors, but did not vote on matters relating to her own compensation. In setting Ms. Regan's compensation for 2004, the Board of Directors considered several factors, including the Company's financial condition and past performance, the compensation levels of CEO's with companies in comparable industries, in addition to Ms. Regan's individual performance and continuing contributions to the Company. In addition to her base salary, Ms. Regan participated in the 2004 Performance Bonus program discussed above. Ms. Regan was eligible to receive an annual incentive bonus, up to a maximum of 80% of base salary, based upon the achievement of operating and financial goals. Ms. Regan was not awarded a bonus for 2004.



                                                     Respectfully submitted,

                                                     Lynda L. Regan
                                                     R. Preston Pitts
                                                     Donald Ratajczak
                                                     Ute Scott-Smith
                                                     J. Daniel Speight, Jr.

Performance Data

         The Company's Common Stock became subject to the Securities Exchange Act of 1934 in November 1991 as a result of the issuance of shares of Common Stock in connection with the acquisition of LifeSurance Corporation. There has never been an active public trading market for the Common Stock. Prior to December 31, 1992, the Company issued 5,935,094 shares of Series A Redeemable Common Stock at prices ranging from $1.00 to $2.25 per share. This stock was issued in accordance with the terms of the 701 Asset Accumulator Program (the "701 Plan") between the Company, its independent insurance producers and employees, and the Confidential Private Placement Memorandum and Subscription Agreement (the "Subscription Agreement") between the Company and certain accredited investors. Under the terms of the 701 Plan and the Subscription Agreement, the Series A Redeemable Common Stock may be redeemed at the option of the holder after being held for two consecutive years, at a redemption price based upon current market value, subject to the Company's ability to make such purchases under applicable corporate law. In connection with the merger in 1991 between the Company and LifeSurance Corporation, 615,242 shares of Series B Redeemable Common Stock were authorized and issued in exchange for all of the outstanding stock of LifeSurance Corporation. Under the merger agreement, the Series B Redeemable Common Stock may be redeemed by the holder in quantities of up to 10% per year, at a redemption price based upon current market value, provided that the redemption is in accordance with applicable corporate law.

         In 1996, the Company began repurchasing shares of its Series A and Series B Redeemable Common Stock (collectively referred to as "Redeemable Common Stock") and began voluntarily repurchasing shares of its Common Stock that are not redeemable at the option of the holder ("Non-Redeemable Common Stock"). The repurchase prices of the Redeemable and Non-Redeemable shares of Common Stock are based on an independent appraisal of the fair market value of the shares. The fair market value of the Non-Redeemable Common Stock is typically lower than that of the Redeemable Common Stock. This difference in fair market values reflects the fact that the Company is not obligated to repurchase the Non-Redeemable Common Stock. The prices paid for the Redeemable and Non-Redeemable Common Stock since December 31, 1996 are set forth in the following table:

                                                                     Price Per Share
                                               -------------------------------------------------------------
                                                Redeemable Common    Redeemable Common
                                                      Stock                Stock           Non-Redeemable
Appraisal Date                                      Series A             Series B           Common Stock
--------------                                      --------             --------           ------------
December 31, 1996...........................          $0.78                $0.78               $0.70
June 30, 1997...............................          $0.84                $0.84               $0.84
December 31, 1997...........................          $0.96                $0.96               $0.73
June 30, 1998...............................          $1.35                $1.35               $1.03
December 31, 1998...........................          $1.66                $1.66               $1.27
June 30, 1999...............................          $1.81                $1.81               $1.39
December 31, 1999...........................          $1.99                $1.99               $1.53
June 30, 2000...............................          $2.00                $2.00               $1.53
December 31, 2000...........................          $2.10                $2.10               $1.61
June 30, 2001...............................          $2.16                $2.16               $1.65
December 31, 2001...........................          $2.19                $2.19               $1.68
June 30, 2002...............................          $2.19                $2.19               $1.68
December 31, 2002...........................          $2.20                $1.82               $1.69
June 30, 2003...............................          $2.22                $1.83               $1.70
December 31, 2003...........................          $2.21                $1.82               $1.69
June 30, 2004...............................          $2.20                $1.81               $1.68
December 31, 2004...........................          $2.03                $1.67               $1.55

Compensation Committee Interlocks and Insider Participation

         The Company's Compensation Committee was formed in December 2004 and, as of the date hereof, is comprised of Ute Scott-Smith, Dr. Donald Ratajczak, and J. Daniel Speight, Jr. No members of the Compensation Committee were also employees of the Company or its subsidiaries during 2004 or at any time prior to 2004, except that Ute Scott-Smith served as Senior Vice-President of the Company from 1990 to April of 1997. None of the Company's executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Audit Committee Report

         During 2004, at each of its meetings, the Audit Committee met with senior members of management and the Company's independent auditors. Management reviewed the audited financial statements in the Annual Report on Form 10-K with the Audit Committee. The Audit Committee discussed with management and the independent auditors the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. During 2004, (i) six Audit Committee meetings were held, and (ii) the members of the Audit Committee maintained their independence (as such term is defined in the New York Stock Exchange listing standards) from the Company.

         The Audit Committee also discussed with its independent auditors the matters required to be discussed by Statement Of Auditing Standards No. 61 (Communications with Audit Committees, as amended). The Audit Committee also received from its independent auditors the written disclosures required by Independence Board Standard No. 1 and discussed with them their independence from management and the Company, and considered the compatibility of non-audit services with the auditors' independence.

         In performing these functions, the Audit Committee acts in an oversight capacity, relying on the work and assurances of the Company's management which has the primary responsibility for the financial statements, and for the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

         In reliance on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                  Respectfully submitted by the Audit Committee,

                                  Ute Scott-Smith, Chairperson
                                  Dr. Donald Ratajczak
                                  J. Daniel Speight, Jr.

Change in Registrant's Certifying Accountant

         On March 18, 2005, the Company was informed by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), that PwC has declined to stand for re-election as the Company's independent registered public accounting firm and will resign upon the completion of procedures by PwC on the financial statements of the Company as of and for the year ended December 31, 2004 and on the Form 10-K in which said financial statements will be included; provided, however, that PwC's role as the Company's independent registered public accounting firm will not cease until PwC performs procedures on the financial statements of the Company as of and for the quarter ending March 31, 2005 and on the Form 10-Q in which such financial statements will be included in the event that the Company has not appointed another accounting firm to replace PwC as the independent registered public accounting firm prior to the filing of the March 31, 2005 Form 10-Q.

         PwC's reports on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

         During the years ended December 31, 2003 and 2002 and through March 18, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in their reports on the financial statements for such time periods.

         During the years ended December 31, 2003 and 2002 and through March 18, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that the Company, in consultation with PwC, identified deficiencies in the Company's internal controls over financial reporting. These deficiencies resulted in two restatements of the Company's financial statements during fiscal year 2003. One of the deficiencies resulted in the amendment of the Company's Form 10-Q for the quarter ended March 31, 2003, to restate the Company's consolidated financial statements. The other deficiency resulted in the amendment of the Company's Form 10-Q for the period ended September 30, 2003, again to restate the Company's consolidated financial statements. Members of the Company's management and PwC discussed the deficiencies with the Audit Committee of the Company's Board of Directors. PwC stated that these deficiencies result in a "material weakness" under standards established by the American Institute of Certified Public Accountants. The material weakness was identified as a breakdown in communication between the financial and operational management of the Company and a breakdown in the processes by which transactions are reviewed. The Company has authorized PwC to respond fully to the inquiries of any successor accountant concerning such deficiencies.

         To remedy these weaknesses, the Board of Directors of the Company approved the formation of a disclosure committee (the "Disclosure Committee") and appointed seventeen executives of the Company to serve on the Disclosure Committee. The Disclosure Committee, among other things, meets quarterly as part of the closing process and reviews each financial statement line item and footnote disclosure to ensure the impacts of all business activity and transactions have been appropriately accounted for and disclosed in the financial statements of the Company. The Disclosure Committee also reviews detailed analytics of the Company's performance and assesses the need for any additional disclosures based on the relevant reporting period's activity. The Disclosure Committee began reviewing the disclosures made by the Company in its filings with the U.S. Securities and Exchange Commission starting with the Company's Form 10-K for the year ended December 31, 2003.

         PwC has furnished the Company with a letter addressed to the U.S. Securities and Exchange Commission (the "SEC") stating that it agrees with the above statements. A copy of such letter, dated March 24, 2005, was attached as
Exhibit 16.1 to the Form 8-K/A that was filed with the SEC on March 25, 2005.

         The Company anticipates appointing a successor independent accountant in the near future and will file the required Current Report on Form 8-K concurrent with that event.

Audit Fees

         The aggregate fees billed for each of the fiscal years ended December 31, 2004 and 2003 for professional services rendered by PwC for the audit of the Company's annual financial statements and review of the financial statements included in the Company's Form 10-Q or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements totaled $244,500 and $296,148.

Audit-Related Fees

         The aggregate fees billed for each of the fiscal years ended December 31, 2004 and 2003 for audit-related fees totaled $28,159 and $56,869. The audit-related services performed by PwC in 2004 and 2003 consisted primarily of review of amendments to a registration statement filed with the Securities and Exchange Commission.

Tax Fees

         No aggregate fees were billed in either of the last two years for professional services rendered by PwC for tax compliance, tax advice or tax planning.

All Other Fees

         No aggregate fees were billed in either of the last two years for other services rendered by PwC.

Audit Committee Pre-Approval Policies and Procedures

         All services to be performed for the Company by PwC must be separately pre-approved by the Company's Audit Committee. All services provided by our independent accountant in 2003 and 2004 were approved in advance by the Audit Committee.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders for inclusion in the Company's Proxy Statement and proxy form relating to such meeting must submit such proposal in writing, along with proof of eligibility, to the Company's Secretary (2090 Marina Avenue, Petaluma, CA 94954). Such proposals must be received by the Company no later than January 13, 2006.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies in the accompanying form has been or will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company may reimburse them for their expenses in doing so. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company may engage (without additional compensation) in the solicitation of proxies personally, by telephone, electronic mail or facsimile.

                                    AUDITORS

         Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Those representatives will have the opportunity to make a statement if they desire to do so.

                           ANNUAL REPORT AND FORM 10-K

         Without charge, beneficial owners of our Common Stock as of the record date of April 26, 2005 may obtain copies of our Annual Report on Form 10-K, including financial statements and financial statement schedules, required to be filed with the SEC for 2004 by submitting a written request to R. Preston Pitts, President, at 2090 Marina Avenue, Petaluma, California 94954.

                                   Exhibit 14

             RHC Holding Corp. Finance Code of Professional Conduct

         Regan Holding Corp. and its subsidiaries (RHC) strongly promote a high degree of professional conduct in the practice of financial management. RHC's Chief Executive Officer (CEO), President, Chief Financial Officer (CFO), Chief Information Officer (CIO), Chief Operations Officer (COO), Chief Marketing Officer (CMO), Chief Actuary, Vice President LFS Marketing (collectively "the officers"), directors and the employees of the finance department hold an important and elevated role in corporate governance in that they are uniquely capable and empowered to ensure that all shareholders' interests are appropriately balanced, protected and preserved. This Finance Code of Professional Conduct embodies principles to which we are expected to adhere and advocate. These tenets for ethical business conduct encompass rules regarding both individual and peer responsibilities, as well as responsibilities to RHC employees, the public and other shareholders. RHC expects the Officers, Directors and Finance organization employees to abide by this Code as well as all applicable RHC business conduct standards and policies or guidelines in RHC's employee handbook relating to areas covered by this Code. Any violations of the RHC Finance Code of Professional Conduct may result in disciplinary action, up to and including termination of employment.

         All employees covered by this Finance Code of Professional Conduct will:

         o    Act with  honesty  and  integrity,  avoiding  actual  or  apparent
              conflicts  of  interest  in  their   personal   and   professional
              relationships.

         o Provide shareholders with information that is accurate, complete, objective, fair, relevant, timely and understandable, including in our filings with and other submissions to the U.S. Securities and Exchange Commission.

         o Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

         o Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

         o    Respect the confidentiality of information  acquired in the course
              of  one's  work  except  when  authorized  or  otherwise   legally
              obligated to disclose.

         o Not use confidential information acquired in the course of one's work for personal advantage.

         o Share knowledge and maintain professional skills important and relevant to shareholder's needs.

         o    Proactively  promote  and be an example of ethical  behavior  as a
              responsible   partner   among   peers  and   others  in  the  work
              environment.

         o Achieve responsible use, control, and stewardship over all RHC assets and resources that are employed or entrusted to us.

         o Not unduly or fraudulently influence, coerce, manipulate, or mislead any authorized audit or interfere with any auditor engaged in the performance of an internal or independent audit of RHC's financial statements or accounting books and records.

         If you are aware of any suspected or known violations of this Code of Professional Conduct, the Standards of Business Conduct or other RHC policies or guidelines, you have a duty to promptly report such concerns either to your manager, another responsible member of management, or a Human Resources representative or the 24-hour Business Conduct Line. The procedures to be followed for such a report are outlined in the Standards of Business Conduct and the Whistle blowing Reporting Procedure and Guidelines in the Employee Handbook.

         If you have a concern about a questionable accounting or auditing matter and wish to submit the concern confidentially or anonymously, you may do so by calling the Business Conduct Line 24-hour number at 1-888-555-3456. An independent third party staffs the business conduct line and will forward concerns, confidentially and anonymously if requested, to RHC's audit committee or its designated representative.

         RHC will handle all inquiries discretely and make every effort to maintain, within the limits allowed by law, the confidentiality of anyone requesting guidance or reporting questionable behavior and/or a compliance concern.

         It is RHC's intention that this Code of Professional Conduct be its written code of ethics under Section 406 of the Sarbanes-Oxley Act of 2002 complying with the standards set forth in Securities and Exchange Commission Regulation S-K Item 406.

--------------------------------------------------------------------------------
Proxy - Regan Holding Corp.
--------------------------------------------------------------------------------

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Regan Holding Corp. (the "Company") hereby appoints Lynda L. Regan and R. Preston Pitts or any one of them (with full power to act alone and to designate a substitute) Proxies of the undersigned, with authority to vote and act with respect to all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on Monday, June 13, 2005 at 8:00 a.m., Pacific Time, at the Regan Holding Corp. headquarters, 2090 Marina Ave., Petaluma, California, 94954, and any adjournment thereof, with all the powers the undersigned would possess if personally present, upon matters noted on the reverse side of this card (each of which is being proposed by the Company) and upon such other matters as may properly come before the meeting. The shares represented by this Proxy shall be voted as follows:

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ON THE REVERSE UNLESS OTHERWISE INDICATED. The Proxy is solicited on behalf of the Board of Directors of Regan Holding Corp. and may be revoked prior to its exercise.

                            YOUR VOTE IS IMPORTANT!
                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
               IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

                 (Continued and to be signed on reverse side.)

Regan Holding Corp.

                                                               MMMMMMMMMMMM

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


                                                              C 1234567890 J N T

                              [_] Mark this box with an X if you have made
                                  changes to your name or address details above.

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

[A] Election of Directors
The Board of Directors recommends a vote FOR the listed nominees.

1. Re-election of the following directors to serve until the next annual election of directors.

                                        For     Withhold
   01 - Ute Scott-Smith                 [_]       [_]

   02 - J. Daniel Speight, Jr.          [_]       [_]

   03 - Dr. Donald Ratajczak            [_]       [_]

   04 - R. Preston Pitts                [_]       [_]

   05 - Lynda L. Regan                  [_]       [_]


Mark this box with an X if you plan to attend the [_]
Annual Meeting.


[B] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature 1 - Please keep signature within the box
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Signature 2 - Please keep signature within the box
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Date (mm/dd/yyyy)
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      I U P X   H H H    P P P P   005624